UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

Learning Tree International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27248	95-3133814
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1805 Library Street, Reston, VA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 709-9119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On Thursday, May 31, 2007, our client-auditor relationship with Ernst & Young, LLP (“Ernst & Young”) ceased. As of that date, Learning Tree International, Inc. (the “Company”) had no disagreements with Ernst & Young, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

As previously disclosed, during our two most recent fiscal years, which ended on September 29, 2006 and September 30, 2005:

•

The reports of Ernst & Young did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the reference to change in accounting for share-based compensation in the report included in the 2006 Form 10-K.

•

There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports of the financial statements for such years.

•

In our Form 10-K for the year ended September 29, 2006, we disclosed that our management had concluded that our internal control over financial reporting was ineffective as of September 29, 2006 because of material weaknesses related to entity-level monitoring controls, our financial statement close process, and our accounting for income taxes.

•

Ernst & Young concluded in its report on internal control over financial reporting for the year ended September 29, 2006, that management’s assessment that we did not maintain effective control over financial reporting as of September 29, 2006 was fairly stated in all material respects based upon the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and that our internal control over financial reporting was ineffective as of September 29, 2006. We have authorized Ernst & Young to respond fully to the inquiries of any successor accountant concerning the subject matter of the above disclosures.

•	Certain of our results were restated in our fiscal 2005 and fiscal 2006 Annual Reports on Form 10-K.

Except for these matters, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

We have provided Ernst & Young with a copy of the disclosures we are making in response to this Item 4.01. Ernst & Young has furnished us with a letter dated June 5, 2007, addressed to the Commission stating that it agrees with the statements made herein. This letter has been filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated June 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC.

Dated: June 5, 2007	By:	/s/ NICHOLAS R. SCHACHT
Nicholas R. Schacht Chief Executive Officer

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